DOUBLE EAGLE
                                Petroleum Company

                                   Nasdaq DBLE

                         DOUBLE EAGLE PETROLEUM COMPANY
                                      2001
o    TOTAL ASSETS WILL APPROACH $10,000,000 WITH THE WARRANT EXERCISE

   [Graph with Total Asset growth since 1995 and 2001 projection appears here]

                         DOUBLE EAGLE PETROLEUM COMPANY
                                      2001
                               o  OIL & GAS SALES

                                  o  YEAR 2000
                                   o  UP 102 %

                               o  2001 SIX MONTHS
                                   o  UP 99 %

      [Graph with sales growth since 1995 and 2001 projection appears here]

                         DOUBLE EAGLE PETROLEUM COMPANY
                                      2001
                         o  PRODUCTION VOLUME INCREASING

       [Graph with production since 1994 and 2001 projection appears here]

                         DOUBLE EAGLE PETROLEUM COMPANY
                                      2001
                     o QUARTERLY EARNINGS PER SHARE GROWING

            [Graph with quarterly earnings per share for 2000 and 1st
                      and 2nd quarters 2001 appears here]

                         DOUBLE EAGLE PETROLEUM COMPANY
                                      2001

                            CAPITAL EXPENDITURES 2000

               [Graph with 2000 capital expenditures appears here]

                                 PROSPECT AREAS

              [Map of Wyoming showing prospect areas appears here]

                               PINEDALE ANTICLINE

o    Interest in 8 Producers

o    2 Wells Completing

o    Mesa 7-16D Drilling

o    6 Staked Locations

o    Summer 2001 Drilling Program Should Be Very Active

                  [Map of Pinedale Anticline area appears here]

                           MESA #2 PARTICIPATING AREA

                         [Map of Mesa area appears here]

                               PINEDALE ANTICLINE

o    ECONOMICS
o    Well Costs $2,700,000 (Net $200,000)
o    Reserves 6 Bcf (Net .45 Bcf)
o    Payout   12 months
o Successful Development of the Mesa 2 Participating Area will more than double the Company's Proved Reserves

                                 PROSPECT AREAS

              [Map of Wyoming with Company prospects appears here]

                                    COW CREEK

o    Four New Drillsites Approved

o    Net Twelve Drillsites Proposed

o    Pedco Drilling to the East


                      [Map of Cow Creek area appears here]

                                    COW CREEK

o    ECONOMICS
o    Project Costs $2,500,000
o    Reserves       3.125 Bcf
o    Payout        12 months
o    Potential for 500 net additional wells ( 125 Bcf )

                                 DRUNKARDS WASH

 [Graph of production data for River Gas 35-1-9 Utah Federal well appears here]


Figure 17. Production data for River Gas 35-1-9 Utah Federal (Sec. 35, T14S,
R9E), showing negative decline and decreasing water production typical for many good producers in Drunkards Wash unit. Data modified from Lamarre and Burns
(1997).


                                 PROSPECT AREAS


              [Map of Wyoming with Company prospects appears here]

                                     MADDEN

                                     MADISON


 [Map of Madden area of Wind River Basin showing Company interests appears here]


                                     MADDEN


    [Map showing location of proposed Fort Union Riah 3-24 well appears here]


                                     MADDEN

o    ECONOMICS
o    Well Costs                 6,000 foot          $500,000 (Net $181,500)
o    Payout 10 months
o    Reserves per Well          1 Bcf ? ( Net .363 Bcf)

o    Potential                  Fifteen wells, 5.4 Bcf Net


                                 PROSPECT AREAS

          [Map of Wyoming and Utah with Company prospects appears here]

                                CHRISTMAS MEADOWS


                [Map of Christmas Meadows, Utah area appears here
                       showing ownership of pooled area]

                                 SOUTH SAND DRAW

o        Drill: Spring 2001

o        WI: 75%

o        CWC: $578,600

o    Net CWC: $433,950
o    Potential Reserves
o    Well: 3 Bcf
o    Prospect: 10 Bcf
o    Potential Pays:
o    Cody Sand
o    5 Frontier Sands
o    Muddy Sand
o    Dakota-Lakota
o    2 Morrison Sands


   [Map of South Sand Draw Prospect, Fremont County, Wyoming showing Company interests and proposed well location appears here]


                                 SOUTH FILLMORE

o    Lewis Sand Play
o    Depth 6,500 feet
o    Costs $550,000 / Well
o    Reserves 1Bcf per Well
o    DE 50% Working Interest
o    Payout 12 Months
o    Potential for 10 Wells 10 Bcf (Net 5 Bcf)

        [Map of Fillmore Field with proposed well locations appears here]


                         DOUBLE EAGLE Petroleum Company
                                  Nasdaq : DBLE

o    Natural Gas in the Rocky Mountains
o    Currently Growing at 100% Annually
o    Projects to Continue This Growth Rate
o    Low Overhead
o    Low Debt
o    Strong Management Ownership